                                                                Exhibit 1(b)1(g)

                                 AMENDMENT NO. 6

                        THE GATEWAY TRUST SECOND AMENDED
                       AGREEMENT AND DECLARATION OF TRUST



1. Pursuant to Sections 9.4 and 9.7 of the Second Amended Agreement and Declaration of Trust of The Gateway Trust and effective upon execution of this document, the undersigned, being a majority of the Trustees of The Gateway Trust, hereby terminate the Gateway Mid Cap Index Fund, a series of The Gateway Trust.

2. This document shall have the status of an amendment to said Second Amended Agreement and Declaration of Trust, and may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


Dated:   January 27, 1998                       /s/ Walter G. Sall
                                                --------------------------------

                                                /s/ James M. Anderson
                                                --------------------------------

                                                /s/ Stefen L. Brueckner
                                                --------------------------------

                                                /s/ Kenneth A. Drucker
                                                --------------------------------

                                                /s/ Beverly J. Fertig
                                                --------------------------------

                                                /s/ R. S. Harrison
                                                --------------------------------

                                                /s/ William Harding Schneebeck
                                                --------------------------------

                                   SCHEDULE A

                        THE GATEWAY TRUST SECOND AMENDED
                       AGREEMENT AND DECLARATION OF TRUST




         Gateway Index Plus Fund
         Gateway Small Cap Index Fund
         Cincinnati Fund